Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

Quantitative Master Series Trust:

We consent to the incorporation by reference in Amendment No. 7 to Registration Statement No. 811-7885 of Quantitative Master Series Trust of our reports dated as follows:

February 15, 2000   Master International (Capitalization Weighted) Index Series
February 16, 2000   Master Mid Cap Index Series
February 22, 2000   Master S&P 500 Index Series
February 22, 2000   Master Small Cap Index Series
February 22, 2000   Master Aggregate Bond Index Series
February 22, 2000   Master International (GDP Weighted) Index Series
February 24, 2000   Master Enhanced International Index Series

appearing in their respective annual reports to shareholders for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Princeton, New Jersey
April 28, 2000